Exhibit 99.1
INVESTOR PRESENTATION SECOND QUARTER 2024

NASDAQ: USCB USCB FINANCIAL HOLDINGS | U.S.

CENTURY BANK

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” and “intend,”, the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward

-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance,

and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events,

or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations;

our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred

tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which
we are subject, including the laws for each jurisdiction where we operate;

adverse changes or conditions in the capital and financial markets,

including actual or potential stresses in the banking industry;

deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic,

depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular, commercial

real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets

at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;

inflation, interest rate, unemployment rate, and market and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission

(“SEC”). All forward-looking statements are necessarily

only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,

you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update

or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made

or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also

review the risk factors described in the reports USCB Financial

Holdings, Inc. filed or will file with the SEC. Non-GAAP

Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management

has included these non-GAAP financial measures because

it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying

performance trends. Further, management uses these measures

in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance.

Operating performance measures should be viewed in addition

to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable

to non-GAAP measures that may be presented by other companies.

Reconciliations of these non-GAAP measures to the most directly comparable

GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’

included in this presentation. All numbers included in this presentation are unaudited unless otherwise noted. 2

TABLE OF CONTENTS (1) Who We Are (2) Growth

Strategy (3) Financial Review (4) Appendix 3

WE ARE A RELATIONSHIP-FIRST BANK Company Overview

Founded in 2002, U.S. Century Bank is a state-chartered bank headquartered in South Florida 9th largest Florida headquartered bank by deposits in Miami Dade County as of June 30, 2023 (1) The

Bank issued its initial public offering in July 2021, raising $40.0 million in equity capital Its holding company formed in 2021, USCB

Financial Holdings, Inc (NASDAQ: USCB), is included in the Russell

3000 Index Full service commercial bank offering products

and services tailored to meet the needs of small/medium Sized Businesses,

entrepreneurs and professionals in South Florida (Miami Dade,

Broward, and Palm Beach) SBA preferred lender, ranked

as a top SBA 7(a) community bank lender in Miami Dade and Broward counties

5-star Bauer Financial rating ASSETS $2.5B LOANS $1.9B DEPOSITS

$2.1B EQUITY $201M NPA/ASSETS 0.03% TOTAL RBC

13.12% ROAA 1.01% EPS $0.31 Commercial Banking Focused

on servicing small/medium-sized businesses within branch footprint

Offer relationship retail deposit products to owners and operators of SMBs Ability for customers to access accounts through online and mobile banking platforms Credit products include Asset Based

Loans, Lines of Credit and Term Loans Provide Treasury

Management services to clients Relationship-driven with flexible solutions tailored to each client’s need South Florida 10 Branches

FDIC Deposit Market Share Report as of 6/30/23. Annualized.

Diluted EPS for the quarter ended June 30, 2024. 4

LOCATED IN A VIBRANT ECONOMY

Florida is one of the largest business markets in the country

- As of the 3rd quarter 2023, Florida GDP reached $1.6 trillion, ranking as the 4th largest economy in the U.S. [1]
- As of July 2024, CNBC's ranked Florida as the best economy among the 50 states based on economic growth, job growth, state finances, housing market, and foreign direct investment
- In November 2023, Florida's unemployment rate was 2.9%, ranking 9th lowest in the U.S., according to the U.S. Bureau of Labor Statistics
- According to the 2023 report from the U.S. Small Business Administration's, Florida ranks 3rd among states with the largest number of small businesses, estimated 3.1 million
- According to the U.S. Census Bureau the population percent change – April 1, 2020 (estimates base) to July 2023 was 5.0% increase, totaling almost 1 million increase in population, making Florida the second state with highest population rate

The tri-county area of Miami-Dade, Broward and Palm Beach is the premier market within the state of Florida

- According to the U.S. Small Business Administration's latest report, Miami-Dade MSA accounts for more than 1/3 of small businesses in the state of Florida as of December 2022

A diverse and vibrant economy

- Miami-Dade MSA has a rapidly growing population
- The Miami-Dade MSA represents over 6 million residents and will reach close to 7 million by 2025 [2]
- Business-friendly tax structures, no personal income tax and a reasonable cost living attract business to Florida
- Amazon is searching for 50,000 square feet of office space in the Miami area. Founder Jeff Bezos announced that "he's moving from Seattle to Miami, to one of the hottest new influence frontiers and a rising tech hub" [3]



DOORAL HEADQUARTERS
U.S. CENTURY BANK

(1) USAFacts Economy of Florida as Q3 2023
(2) Miami-Dade Beacon Council demographic overview projections
(3) Fortune Magazine article "Jeff Bezos Seattle to Miami" Nov 2023

5

ATTRACTIVE DEMOGRAPHICS Household Income Projected

Growth 2022-2027 (1) Miami leads expectations of income

growth with a 5-year growth rate of 16.98%. 9 cities within the current

USCB network are expected to have growth greater than the U.S.

and Florida averages Miami-Dade MSA is the premier market

within the state of Florida The Miami-Dade metro area

is the tenth largest MSA in the U.S. by total number of businesses, per the North American Industry Classification System (NAICS)

database USCB network U.S. & Florida growth rates (1) Source:

S&P Global Market Intelligence. 6

ATTRACTIVE DEMOGRAPHICS 2nd second state with highest

population growth from April 1, 2020 to July 2023, totaling almost

1 million increase in population (1) 6th place GDP growth

in the U.S., 160 bps above national average in 1st quarter

of 2024 (2) Unemployment rate was 2.9% compared to the national rate of 3.7% as of November 2023 (2) The labor force was

up 3% percent (+40,298) over the year in May 2024 (2) Palm Beach

County 2.9% unemployment rate below national average (3) Broward

County 2.8% unemployment

rate below national average (3) Miami-Dade County 2.2% unemployment rate of below national average (3) United States Census

Bureau “QuickFacts Miami-Dade County, Florida” U.S. Bureau

of Labor Statistics November 2023 FloridaCommerce June Press

Release 2024 U.S. Bureau of Labor Statistics Miami, FL, Area

Economic Summary as of May 2024 7

SEASONED MANAGEMENT



Luis de la Aguilera
Chairman, President & CEO
Previously President & CEO of TotalBank
40+ years in banking



Rob Anderson
Chief Financial Officer
Previously CFO of Capstar Financial Holdings
18+ years in banking



Bill Turner
Chief Credit Officer
Previously CCO of Interamerican Bank
35+ years in banking



Oscar Gomez
Head of Global Banking Division
Previously at Regions Bank
30+ years in banking



Maricarmen Logroño
Chief Risk Officer
Previously at Doral Bank
20+ years in banking



Nicholas Bustle
Chief Lending Officer
Previously at Valley Bank
35+ years in banking



Andres Collazo
Director of Operations & IT Systems
Previously at TotalBank
33+ years in banking



Martha Guerra-Kattou
Director of Sales & Marketing
Previously at TotalBank
30+ years in banking

Seasoned Management Team with Local Banking Experience

8

ACCOMPLISHED BOARD OF DIRECTORS



Luis de la Aguilera
Chairman, President & CEO
Previously President & CEO of TotalBank
Director since 2016



Aida Levitan
Board Member
President the Levitan Group
Director since 2013



Kirk Wycoff
Board Member
Managing Partner, Patriot Financial Partners, L.P.
Director since 2015



Howard Feinglass
Board Member
Managing Partner, Priam Capital
Director since 2015



Ramón Abadin
Board Member
Partner, Ramon A. Abadin P.A.
Director since 2017



Bernardo Fernandez, Jr.
Board Member
CEO, Baptist Health Medical Group
Director since 2017



Ramon A. Rodriguez, CPA
Board Member
Chairman and Chief Executive Officer
Cable Insurance
Director since 2022



Robert Kafafian
Board Member
Founder, Chairman & Chief Executive Officer
The Kafafian Group, Inc.
Director since 2022



Maria C. Alonso
Board Member
CEO and Regional Dean of Northeastern University, Miami Campus
Director since 2022

Highly Accomplished and Aligned Board with Complementary Track Records

9

OUR STRATEGY Organic Loan Growth Take advantage

of platform that we have developed post recap, capitalize on fragmented

Miami-Dade, Broward, and Palm Beach Counties community

banking market, and continue to build market share Capitalize on inherent advantages over smaller community banks which lack our product expertise and breadth of service Due to significant consolidation,

there exists a base of potential clients that desire to partner with a bank that is locally headquartered Team Lift-offs Continue

to bring in top tier talent to U.S. Century Bank, with teams attracted to culture, public currency and local decision making Overall growth success will depend upon our ability to attract, retain, develop,

incentivize, and reward the human capital necessary to execute growth strategy Attractive stock-based incentive compensation to attract top tier talent Asset Purchases: Portfolio loan purchases from companies exiting non-core lines of business; opportunistic to organic growth initiatives Net capital can serve as dry powder to facilitate meaningfully sized portfolio acquisitions Proactively evaluating portfolio opportunities that are consistent with USCB’s credit philosophy Strategic Acquisitions: Become an active acquirer for Florida banks looking to find a partner Focused on strategic, financially attractive acquisitions which support the Company’s organic

growth strategy without compromising the risk profile Potential partners in Miami-Dade, Broward, and Palm Beach Counties

that may seek liquidity USCB is positioned to offer stock consideration

DIVERSIFIED BUSINESS VERTICALS Differentiated Banking

Product Offerings Specialty banking products, services and solutions designed for small/medium businesses, homeowner associations, law firms,

medical practices and other professional services firms, yacht lending and global banking services Jurist Advantage $245MM

Deposits Deposit aggregating focus/strategy Tailored products

& services for law offices, managing partners, associates and other staff members Commercial deposits accounts, treasury management

,

commercial lending, student loan refinancing, residential loans and credit card services Correspondent Banking $226MM Deposits

/ $113MM Loans Comprehensive range of both domestic and

international services with the latest in technology to ensure quick processing

Focus on Caribbean and Latin American countries Correspondent banking services include letters of credit, foreign collections,

wire transfers, ForEx and trade finance Yacht Lending $190MM

Loans Yacht financing for larger vessels, transaction

range is $750k -$7.5MM. Brokered oriented business, 3 vendor approved brokers Member of the National Marine Lenders Association

Acquired two yacht lending portfolios in 2021 and launched this new vertical in 2022 Association Banking $131MM Deposits

/ $116MM Loans Deposit aggregating focus/strategy Banking

for Homeowner Associations and Property Managers Offer

deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements

financing Significant lending capacity to target large credits SBA

/ Small Business Lending $45MM Loans Relationship-oriented

business focused on delivering fast loan commitments to small and medium-sized enterprises Predominately small business line of credits and CD secured loans Affordable SBA loan provider Approved

by the SBA to participate in the
Preferred Lenders Program Medical Advantage New Business Line Deposit

aggregating focus/strategy As a concierge-level banking service,

MDAdvantage is designed to cater to the complex banking requirements of medical professionals Offers a broad range of products and services developed for physicians, dentists, and veterinarians

Balances as of June 30, 2024. 11

Q2 2024 HIGHLIGHTS GROWTH Average deposits increased

by $211.4 million or 11.3% compared to the second quarter

2023. Average loans increased $259.2 million or 16.5% compared to the second quarter 2023. Liquidity sources on June 30, 2024,

totaled $615 million in on-balance sheet and off-balance

sheet sources. Tangible book value per common share (a non-GAAP measure) was $10.24 at June 30, 2024, representing an increase of $0.84 or 8.9% increase from $9.40 at June 30, 2023. PROFITABILITY

Net income was $6.2 million or $0.31 per diluted share, increase of $2.0 million or 48% compared to the second quarter 2023. Net interest income before provision increased $3.1 million or 22.1% for the quarter compared to the second quarter 2023. ROAA was 1.01% in the

second quarter 2024 compared to 0.77% for the second quarter

2023. ROAE was 12.63% in the second quarter 2024 compared

to 9.13% for the second quarter 2023. CAPITAL/CREDIT The

Company’s Board of Directors declared a cash dividend of $0.05 per share of the Company’s Class A common stock on July 22

,

2024. The dividend will be paid on September 5, 2024, to shareholders of record at the close of business on August 15, 2024. At June

30, 2024, two loans were classified as nonaccrual for a total of $758 thousand. ACL coverage ratio was 1.19% at June 30, 2024, and

1.18% at June 30, 2023. (1) Non-GAAP financial measure.

See reconciliation in this presentation. 12

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

In millions $735 $1,869 2016 2017 2018 2019 2020 2021 2022

2023 Q1 Q2 2024 2024 Deposits In millions $782 $2,057 2016

2017 2018 2019 2020 2021 2022 2023 Q1 Q2 2024 2024 Total

stockholders’ equity In millions $86 $201 2016 2017 2018 2019 2020

2021 2022 2023 Q1 Q2 2024 2024 ACL/Total Loans 1.17%

1.19% 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Net charge

-offs ($1,019) ($2) 2016 2017 2018 2019 2020 2021 2022 2023

Q1 2024 Nonperforming Assets/Total Assets 1.58% 0.03%

2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Net Interest

Income In millions $30 $59 2016 2017 2018 2019 2020 2021

2022 2023 Q1 2024 Efficiency ratio 94.15% 56.33% 2016 2017 2018

2019 2020 2021 2022 2023 Q1 2024 PTPP ROAA 0.24% 1.45%

2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 (1) Loan

amounts include deferred fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods after January 1st 2023,

and the incurred loss methodology for all periods before. (3)

Non-GAAP financial measure. See reconciliation in this presentation.

FINANCIAL RESULTS In thousands (except per share

data) Balane Sheet (EOP) Total Securities $406,050 $433,030 $439,398

Total Loans (1) $1,869,249 $1,821,196 $1,595,959 Total

Assets $2,458,270 $2,489,142 $2,225,914 Total Deposits $2,056,702

$2,102,794 $1,921,301 Total Equity (2) $201,020 $195,011

$183,685 Income Statement Net Interest Income $17,311 $15,158

$14,173 Non-Interest Income $3,211 $2,464 $1,846 Total

Revenue $20,522 $17,622 $16,019 Provision for Credit Losses $786 $410

$38 Non-Interest Expense $11,560 $11,174 $10,452 Net Income

$6,209 $4,612 $4,196 Diluted Earning Per Share (EPS) $0.31

$0.23 $0.21 Weighted Average Diluted Shares 19,717,167

19,698,258 19,639,682 (1) Loan amounts include deferred

fees/costs. (2) Total Equity includes accumulated comprehensive loss of $44.7 million for Q2 2024, $45.4 million for Q1 2024,

and $46.3 million for Q2 2023. 14

KEY PERFORMANCE INDICATORS Q2 2024 Q1 2024 Q2

2023 GROWTH Total Assets (EOP) $2,458,270 $2,489,142 $2,225,914

Total Loans (EOP) $1,869,249 $1,821,196 $1,595,959 Total

Deposits (EOP) $2,056,702 $2,102,794 $1,921,301 Tangible

Book Value/Share (1)(4) $10.24 $9.92 $9.40 PROFITABILITY

Return On Average Assets (ROAA) (3) 1.01% 0.76% 0.77%

Return On Average Equity (ROAE) (3) 12.63% 9.61% 9.13% Net

Interest Margin (3) 2.94% 2.62% 2.73% Efficiency Ratio

56.33% 63.41% 65.25% Non-Interest Expense/Avg Assets (3)

1.88% 1.84% 1.92% CAPITAL/CREDIT Tangible Common

Equity/Tangible Assets (1) 8.18% 7.83% 8.25% Total

Risk-Based Capital (2) 13.12% 12.98% 13.42% NCO/Avg Loans

(3) 0.00% 0.00% 0.01% NPA/Assets 0.03% 0.02% 0.02% Allowance

Credit Losses/Loans 1.19% 1.18% 1.18% (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) Reflects the

Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company

is not subject to regulatory capital requirements. (3) Annualized.

(4) AOCI effect on tangible book value per share was ($2.28) for

Q2 2024, ($2.31) for Q1 2024 and ($2.37) for Q2 2023. 15

DEPOSIT PORTFOLIO Deposits AVG In millions $1,872

$1,941 $1,914 $2,049 $2,083 $277 $290 $282 $323 $316 $940

$1,011 $1,005 $1,098 $1,101 $53 $52 $50 $53 $56 $602 $588

$577 $575 $610 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2

2024 Non-interest-bearing deposits Money market and savings

Interest-bearing checking deposits Time deposits Deposit

Cost +525 bps Q2'24 vs Q4'21 0.25% 5.25% 5.50% 5.50% 5.50% 5.50%

0.25% 1.99% 2.39% 2.53% 2.76% 2.64% Q4 2021 Q1 2023 Q2

2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Deposit Cost Fed Fund

Rate (upper bound) Commentary Average deposits increased

$35.3 million or 6.9% annualized compared to the prior quarter and increased $211.4 million or 11.3% compared to the second quarter 2023. Average DDA deposits increased $35.6 million or 24.9%

annualized compared to prior quarter. Average DDA

balances comprised 29.3% of total average deposits for second quarter

2024. Cost of deposits decreased 12 bps compared to prior quarter.

Deposit beta of 46% since Q4 2021.

DEPOSIT AGGREGATING VERTICALS Deposits Trend

(EOP) In millions $88 $229 $312 $352 $446 $492 $554 $602

$48 $129 $138 $154 $177 $200 $209 $226 $10 $38 $77 $68 $97

$112 $134 $131 $30 $62 $97 $130 $172 $164 $211 $245

2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 JA/PCG

HOA Corresponding Baking Commentary $514 million in deposit growth compared to December 31, 2018. Growth by vertical from

2018 to Second Quarter 2024: JA/PCG: $215 million. HOA: $121 million. Correspondent Banking: $178 million. 17

LIQUIDITY EOP for Balance Sheet amounts Total Liquidity 38% 33%

27% 27% 25% 14% 10% 10% 12% 10% On Balance Sheet

Liquid Assets Total Liquidity Liquid Assets: On-Balance Sheet Liquidity

/ Total Assets Total Liquidity: Total Liquidity / Total

Assets Sources of Liquidity (in millions) 06/30/2024 On

Balance Sheet Liquidity Cash $4 Due from banks $69 Investment securities unpledged $166 Total on balance sheet liquidity (Liquid

Assets) $239 Off Balance Sheet Liquidity FHLB excess capacity

$237 Federal Reserve Discount Window $34 Fed Fund Lines

$105 Total off balance sheet liquidity $376 Total Liquidity

$615 Commentary We believe we are well positioned to weather the current economic environment. We have ample sources of liquidity both on and off-balance sheet. Loans-to-deposits ratio increased due to additional loan production during the quarter. Loan-to-Deposit

Ratio 83.1% 87.3% 91.9% 86.6% 90.9% Jun-24 Sep-24 Dec-24

Mar-24 Jun-24 18

LOAN PORTFOLIO Total Loans (AVG) In millions

$1,569 $1,611 $1,699 $1,782 $1,828 Q2 2023 Q3 2023 Q4 2023 Q1

2024 Q2 2024 Loan Yields 5.33% 5.55% 5.79% 6.01% 6.16%

0.02% 0.02% 0.00% 0.00% 0.00% +85 bos 5.31% 5.53% 5.79% 6.01%

6.16% Q2'23 vs Q2'24 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2

2024 Loan coupon Loan fees Commentary Average

loans increased $47.0 million or 10.6% annualized compared to prior quarter and $259.2 million or 16.5% compared to the second quarter

2023. Loan coupon increased 15 bps compared to the prior quarter and 85 bps compared to the second quarter 2023. 19

LOAN PRODUCTION Net Loan Production Trend In millions

7.20% 8.00% 8.16% 8.16% 8.01% $67 $51 $135 $55 $150 $46 $131

$91 $155 $108 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Loan

Production/Line changes Loan Amortization/payoffs New loans weighted average coupon Loan Composition Trend EOP (1) In millions

$948 $1,866 28% 14% 63% 56% 9% 30% Jun-24 Jun-24 Residential

real estate Commercial real estate Real Estate Loans Commercial and industrial, Correspondent banks, and Consumer and other Excludes unearned fees/cost. Commentary $155.2 million in new loan

production in the second quarter 2024. Weighted average

coupon on new loans was 8.01% for second quarter 2024, 185 bps above portfolio weighted average. Loan composition shift from real estate loans to non-CRE loans is steadily increasing, further diversifying our loan portfolio. 20

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 2.73% 2.60% 2.65% 2.62% 2.94% $14,173 $14,022

$14,376 $15,158 $17,311 Q2 2023 Q3 2023 Q4 2023 Q1 2024

Q2 2024 Net Interest Income NIM Interest-Earnings Assets

Mix (AVG) 4% 4% 2% 5% 4% 20% 21% 19% 18% 19%

76% 75% 7*9% 77% 77% Q2 2023 Q3 2023 Q4 2023 Q1

2024 Q2 2024 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased

$2.2 million or 57.1% annualized compared to prior quarter and

$3.1 million or 22.1% compared to the second quarter 2023. Net interest margin increased 32 bps compared to prior quarter and 21 bps compared to second quarter 2023. NIM drivers: rationalization of deposit cost, new loans at higher yields, and DDA growth. 21

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 3% Fixed Rate 45% Variable

Rate 52% 20% 14% 66% Prime CMT SOFR Loan Repricing Schedule

Variable/Hybrid Rate Loans 32% 37% 12% 19% yrs.

1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year 1

& 2 Year 1 Year 2 $7,000 $2,000 -$3,000 -100 2.3% -100

5.2% -$8,000 -3.1% +100 6.7% +100 -$13,000 22

SECURITIES PORTFOLIO EOP for Balance Sheet amounts, in

millions • Treasury • CMO • MBS CMBS SBA • Agency • Municipalities

Corporate • Bank Subordinated Debt 6% 35% 23% 16% 7% 6% 5%

2% Securities Portfolio Key Metrics Metrics as of 6/30/2024

Securities Portfolio s 406.1 AFS as % of portfolio 58% HIM as

% of portfolio is 42% Portfolio Yield 2.8% Average

Life 6.7 Mod Duration 5.3 AFS AO Cl $ (51.3) Commentary Securities

portfolio was $406.1 million; 58% of the portfolio is classified as AFS, while 42% is classified as HTM. The modified duration is 5.3 and the average life is 6.7 years. Duration has increased as the result of higher rates and lower prepayments. We expect to receive $23.6 million from the securities portfolio in the second half of 2024 at current rates; these cashflows will support loan growth or debt repayment. If rates drop 100 bps, we expect to receive

$25.5 million during the second half of 2024. 74% of the portfolio is invested in mortgage-backed securities, boosting the liquidity.

Estimated Short Term Cashflows -100 Base +100 2nd Half 2024

$25.5 $23.6 $22.2 2025 $45.2 $41.9 $39.1 2026 $50.5 $48.5 $46.4

Total $121.2 $114.0 $107.7 Securities Portfolio % 29.8%

28.1% 26.5% 23

ASSET QUALITY In thousands (except ratios) 1.18% 1.16% 1.18%

1.18% 1.19% $18,815 $19,493 $21,084 $21,454 $22,230 Q2 2023

Q3 2023 Q4 2023 Q1 2024 Q2 2024 Allowance for credit

losses ACL/Total loans Non-performing Loans In thousands (except ratios) 0.03% 0.03% 0.03% 0.03% 0.04% $486 $479 $468 $456 $758

Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Non-accrual

loans Non-performing loans to total loans Commentary Allowance for credit losses increased $776 thousand compared to prior quarter and $3.4 million compared to second quarter 2023. ACL coverage ratio was at 1.19% as of June 30, 2024. One C&I loan for $438 thousand and one residential real estate loan for $320 thousand were

classified as nonaccrual as of June 30, 2024. Classified Loans to Total

Loans (1) Loans classified as substandard at period end. No loans classified doubtful at dates presented. 24

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) ■ Residential real estate ■ CRE - Owner occupied ■ CRE - Non-owner occupied ■

Commercial and industrial Correspondent banks ■ Consumer and other 11% 14% 9% 47% 13% 6% $1,866 MM CRE Loan Mix

Land/Construction 4% Other 3% Retail 26% Multifamily 19%

CRE - Owner Occupied 16% Office 12% Warehouse

12% Hotels 8% Land/Construction 4% $1,053MM Commentary Total

loan balance at quarter end was $1,866 million (1). Commercial

Real Estate (owner occupied and non-owner occupied) was 56%

or $1,053 million of the total loan portfolio(1). CRE mix

is diversified and granular. Retail non-owner occupied makes up 26% of total CRE or $274.1 million. CRE Loan Portfolio (non-owner occupied and owner occupied) Weighted Average

Loan Type LTV (1) DSCR (2) Average Loan Size (3) Retail

58% 1.81 $2.9 Multifamily 57% 1.45 $1.6 Office 56% 1.79 $1.5 Warehouse

59% 2.37 $1.5 Hotels 54% 2.22 $5.1 Other 57% 2.05 $1.7 Land/Construction

46% NA $2.1 (1) LTV - Loan to value ratio. (2) DSCR -

Debt service coverage ratio. (3) Balance in millions. 25

CRE OFFICE PORTFOLIO

Owner Occupied Office by Business Type

In Millions as of 6/30/2024



$17.9
31%
$14.5
26%
$4.4
8%
$19.9
35%
Medical/Dental
Other Professional
Other
< $1MM

Non-Owner Occupied Office by Business Type

In Millions as of 6/30/2024



$83.5
68%
$20.9
17%
$4.9
4%
$13.0
11%
Multi-Tenant
Medical/Dental
Other
< $1MM

Office Loan Portfolio Maturities and Repricing

< 1 year	1 year to 3 years	3 years to 5 years	5 years to 10 years	> 10 years
17%	27%	44%	12%	0%

Commentary

Total office loan portfolio (owner occupied and non-owner occupied) had 123 notes with an average balance of $1.5 million dollars, LTV of 56%, and DSCR of 1.79X at quarter end.

The largest business type in the office portfolio is multi-tenant with 47% of the portfolio.

South Florida's office sector outperforms the national average with a lower vacancy rate of 12% and with a positive net absorption for three straight years as of Q1 2024. All three major markets within South Florida were ranked in the top 10 nationally for year-over-year rent growth. (1)

CRE Office Key Metrics

	As of 6/30/24
Avg. Loan Size in millions	$ 1.5
NCOs / Average Loans	0.00%
Delinquencies / Loans	0.00%
Nonaccruals / Loans	0.00%
Classified Loans / Loans	0.00%

(1) Data points source: CBRE, a NYSE-listed and worldwide commercial real estate services & investment company with clients in 100+ countries, including over 95% of the Fortune 100. Published March 2024.

26

NON-INTEREST INCOME In thousands (except ratios) Q2 2024 Q1

2024 Q4 2023 Q3 2023 Q2 2023 Total Service fees

$1,977 $1,651 $1,348 $1,329 $1,173 Wire Fees $557 $521 $518

$502 $428 Swap Fees $650 $285 $16 $97 $44 Other $770 $845

$814 $730 $701 Gain (loss) on sale of securities available

for sale 14 - (883) (955) - Gain on sale of loans held for sale 417 67 105

255 94 Other income 803 746 756 1,532 579 Total non-interest income $3,211 $2,464 $1,326 $2,161 $1,846 Average

total assets $2,479,222 $2,436,103 $2,268,811 $2,250,258 $2,183,542

Non-interest income/Average assets (1) 0.52% 0.41% 0.23%

0.38% 0.34% Commentary Service fees increased year

over year due to wire and loan swap fees. Gain on sale of SBA 7a loans represent

$417 thousand. Other non-interest income increased primarily due to an increase in treasury management fees. Non-interest income is 15.6% of total revenue for second quarter 2024 and 0.52%

to average assets, both metrics are higher than prior quarters.

(1) Annualized. 27

NON-INTEREST EXPENSE In thousands (except ratios) Q2 2024 Q1

2024 Q4 2023 Q3 2023 Q2 2023 Salaries and employee benefits

$7,353 $6,310 $6,104 $6,066 $5,882 Occupancy 1,266 1,314 1,262

1,350 1,319 Regulatory assessments and fees 476 433 412

365 452 Consulting and legal fees 263 592 642 513 386 Network and information technology services 479 507 552 481 505 Other operating expense 1,723 2,018 1,747 1,686 1,908 Total non-interest

expense $11,560 $11,174 $10,719 $10,461 $10,452 Efficiency

ratio 56.33% 63.41% 68.27% 64.64% 65.25% Average

total assets $2,479,222 $2,436,103 $2,268,811 $2,250,258 $2,183,542

Non-interest expense / Average assets (1) 1.88% 1.84%

1.87% 1.84% 1.92% Full-time equivalent employees 197 199 196

194 198 Commentary Salaries and benefits increased $1.0 million compared to the prior quarter due to sales incentives, management bonus accrual based on the Company’s performance, merit increases,

and stock-based compensation. Non-interest expense to average assets remained under 2% for all periods. (1) Annualized. 28

CAPITAL Capital Ratios i Leverage Ratio TCE/TA I2' Tier

1 Risk- Based Capital Total Risk- Based Capital AOCI ln M libo ns H Q22024 S 1 Q12024 I Q22023 K t^BÊ t^BÊ 9.03% 8.91%

9.32% 8.18% 7.83% 8.25% 11.93% 11.80% 12.27% 13.12%

12.98% 13.42% ($44.7) ($45.4) ($46.3) 5.00% NA 8.00%

10.00% Commentary The Company paid in June 2024 a cash dividend of $0.05 per share of the Company’s Class A common stock,

the aggregate distributed amount in connection with this dividend was $1.0 million. During the quarter, the Company repurchased

25,000 shares of common stock at a weighted average cost per share of $12.04. Q2 2024 EOP common stock shares outstanding: 19,630,632.

(1) Reflects the Company's regulatory capital ratios which

are provided for information purposes only; as a small bank holding company, the Company is not subject to regulatory capital requirements.

(2) Non-GAAP financial measures. See reconciliation in this presentation.

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 28% non-interest-bearing deposits (EOP) 30

APPENDIX – RISK MANAGEMENT Risk Management Philosophy and

Culture Management has instilled a culture of adherence

to well-developed risk management procedures Management is responsible for day-to-day risk management (identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial,

operational, compliance and reporting levels) Risk management division consists of four individuals covering enterprise risk management,

cybersecurity, third-party risk, internal audit and loan

reviews Compliance division consists of seventeen individuals covering bank secrecy, consumer compliance and investigations

Both areas play an active role in assessing corporate risks, compliance and collaborating with management to mitigate identified risks Heightened focus on BSA / AML / KYC compliance due to foreign exposure

Individual country loan exposure limited to 0% - 70% of total capital based on individual country risk Global banking services

offered exclusively to institutions in countries meeting U.S.

Century Bank’s robust risk tolerance framework Highly experienced compliance team with international compliance experience

from larger banking institutions Audit Committee consist of 4 members responsible for complete oversight of Company’s risk management process: Ramon Rodriguez (Chair), Bernardo Fernandez, Ramón Abadin

and Maria Alonso Credit Philosophy Conservative credit culture that encourages prudent and desirable loans over unchecked

growth Underwriting strength stems from deep understanding of U.S.

Century Bank’s market, long-standing relationships with clients,

and disciplined process Focused on maintaining a well-diversified and conservative loan portfolio Robust Credit Administration Underwriting group supported by experienced credit officers

with both credit and lending experience Effective and independent loan review Credit Committee meetings conduct in-depth loan portfolio monitoring,

including concentration limits Active monitoring and reporting on existing or emerging concentrations and targeted reviews of any higher risk portfolios 31

APPENDIX – DIGITAL INITIATIVES 2016 2017 2018

2019 • • Paperless Account Openii ' ' ■=> Januory '16-April '16

eTran international Letter Of Credit April '16 -July '16 _ Reporting

Database Q May ‘16 - September '16 f=IS EMV Debit Cards August

‘16 - October '16 <*'«m0nce instant issue Debit Card October

'16 - March '17 f=IS Cash Management Portal August '16 - March '17

& Fedlink Anywhere April ‘17 - September '17 f > Network Irv

housing Januory '18 - September 'is - . Secureworks MSSP

Secvreworks ~~—■ Januory 18-May '18 Microsoft OFFICE 365 February

'18 - September '18 <=\

Horizon Core Conversion September '18 - September 19 Zelle Zelle

P2P WAV 1 June '19 - November '19 y E image

Deposit ATM March '19 - December '¡9 > banktel Accounts

Payable November '19 -Januory 20 'Microsoft Collaboration Applications

February '20 - March '20 .. vi Hvi ppp loan Origination System May

‘20 -Jure ‘20 Summit PPP Loan Origination '-Vcool-. Januory ,21

_ Febniory <21 Continued next slide 32

APPENDIX – DIGITAL INITIATIVES \ r 2022 2023 2024

- 2025 MANTL Remote Account Opening October '21 -

March '22 Sw Secureworks MXDR platform Feb '22-Juty 221 y — rK\

atXKJO Loan otigifafR»1 system ^ June '22 - May 23 f

FtdW* FED Now payments January ‘23 - October 23 f \ a. PBX

(SaaS) - Teams Calling tU November '23- March 2a

< > CRM system Wire fraud application Account analysis solution ACH

Positive Pay/ACH Alert Zelle for Small Business Ring Central

call reporting October '22 - March '23 1 J Ring Central call reporting

|^l October '22 - March '23 r* 'N Pidgin real time payments

P'd9'n January '23 - October 23 _ Cloud (laasj for DR environment July

'23 - December '23 V y 'N Commercial Account Opening ^ V r~ ^

Financial reporting application ^ V r Seem Solution 33

APPENDIX – YACHT FINANCING SEGMENT

2024 Boat Shows


Tampa Boat Show
Mar 1-3, 2024
Vero Beach Boat Show
Nov 23-24, 2024
Palm Beach Boat Show
Mar 21-24, 2024
Ft. Lauderdale Boat Show
Oct 30 - Nov 3, 2024
Naples Boat Show
Jan 18-21, 2024
Miami Boat Show
Feb 14-18, 2024
U.S. Century Bank

Commentary

Prime location:
- 2nd largest coastline state in the U.S.[1]
- The Bank's proximity to multiple yachting hubs and boat shows, offers easy access to a vast network of marinas and costal communities

Financing:
- The Bank offers financing for larger vessels, transaction range is $750k - $7.5MM

Networking and Partnerships:
- Brokered oriented business, 3 vendor approved brokers
- Member of the National Marine Lenders Association

Booming yacht market in Florida[2]:
- Recreational Boating Annual economic impact as of 2023 was $31.3 billion
- More than 1 million registered boats
- $5.4 billion in sales of new boats, engines, trailer, and accessories
- 95% of boats sold in the U.S. are domestically manufactured, and 93% of boat manufacturers are small business

(1) World Atlas.
(2) National Marine Manufacturers Association 2023 Florida Economic Impact Study

34

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) As of or For the Three Months Ended 6/30/2024 3/31/2024

12/31/2023 9/30/2023 6/30/2023 Pre-tax pre-provision ("PTPP”)

income: (1) Net income S 6,209 S 4,612 S 2,721 S 3,819 S 4,196

Plus: Provision for in come taxes Plus: Provision for credit losses

1,967 786 1,426 410 787 1,475 1,250 653 1,333 38 PTPP income s

8,962 s 6,448 s 4,983 s 5,722 s 5,567 PTPP return on average assets: (1) PTPP income s 8,962 s 6,448 s 4,983 s 5,722 s 5,567

Average assets s 2,479,222 s 2,436,103 s 2,268,811 s 2,250,258

s 2,183,542 PTPP return on average assets (2) 1.45% 1.06% 0.87%

1.01% 1.02% Operating

net income: (1) Net in come Less: Net gains (losses) on sale of securities

s 6,209 14 s 4,612 s 2,721 (883) s 3,819 (955) s 4,196 Less: Tax

effect on sale of securities Operating net income s (4) 6,199 s 4,612

s 224 3,380 s 242 4,532 s 4,196 Operating PTPP income: (1)

PTPP income s 8,962 s 6,448 s 4,983 s 5,722 s 5,567 Less: Net gains (losses)

on sale of securities 14 - (883) (955) - Operating PTPP income s

8,948 s 6,448 s 5,866 s 6,677 s 5,567 Operating PTPP return on average assets: (1) Operating PTPP income s 8,948 s 6,448 s 5,866 s 6,677 s 5,567

Average assets s 2,479,222 s 2,436,103 s 2,268,811 s 2,250,258

s 2,183,542 Operating PTPP return on average assets (2) 1.45% 1.06%

1.03% 1.18% 1.02% Operating PTPP return on average

assets: (1) Operating PTPP income s 8,948 s 6,448 s 5,866 s 6,677 s 5,567

Average assets /o\ s 2,479,222 4 A C 0/ s 2,436,103 4 flCQ/

s 2,268,811 4 AOQ/ s 2,250,258 4 A OQ/ s 2,183,542 4 A^Q/ Operating

PTPP return on average assets Operating return on average

assets: (2) (1) 1.4tr/o 1. Ut>/o i.Uo/o 1.1 O Tb 1 .\J¿Vo Operating

net income Average assets s s 6,199 2,479,222 s s 4,612 2,436,103

s s 3,380 2,268,811 s s 4,532 2,250,258 s s 4,196 2,183,542 Operating

return on average assets
(2) 1.01% 0.76% 0.59% 0.80% 0.77% Operating return on average equity: (1) Operating net income s 6,199 s 4,612 s 3,380 s 4,532 s 4,196

Average equity s 197,755 s 193,092 s 183,629 s 184,901 s 184,238

Operating return on average equity (2) 12.61% 9.61%

7.30% 9.72% 9.13% Operating Revenue: filât intûrâPT io Ahmû

(1) Ç 17 711 Ç a c 1 qo Ç 14,376 1,326 s 14,022 2,161 s 14,173

1,846 i4ci imeresi income Non-interest income I f I I 3,211 I

D, I %>ö 2,464 Less: Net gains (losses) on sale of securities 14 -

(883) (955) - Operating revenue s 20,508 s 17,622 s 16,585

s 17,138 s 16,019 Operating Efficiency Ratio: (1) Total non-interest expense s 11,560 s 11,174 s 10,719 s 10,461 s 10,452 Operating

revenue s 20,508 s 17,622 s 16,585 s 17,138 s 16,019 Operating efficiency ratio 56.37% 63.41% 64.63% 61.04% 65.25% 1. The Company

believes these non-GAAP measurements are key indicators of

the ongoing earnings power of the Company. 2. Annualized.

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) As of or For the Three Months Ended 6/30/2024 3/31/2024

12/31/2023 9/30/2023 6/30/2023 Tangible book value

per common share (at period-end): (1) Total stockholders'

equity $ 201,020 S 195,011 S 191.968 S 182.884 S 183,685

Less: Intangible assets - - - - - Tangible stockholders' equity

$ 201,020 $ 195,011 S 191.968 S 182.884 S 183,685 Total

s hares is sued and outstanding (at period-end): Total common shares issued and outstanding 19.630,632 19.650.463 19.575.435

19.542.290 19.544.777 Tangible book value per common share

(2) $ 10.24 $ 9.92 $ 9.81 $ 9.36 $ 9.40 Operating diluted net income per common share: Operating net income Total weighted average diluted shares of common stock (1) $ 6,199

19 717 167 $ 4,612 19 698 258 S 3,380 19 573 350 S 4,532 19

611 897 S 4,196 19 639 682 Operating diluted net income per

common share: S 0.31 S 0.23 S 0.17 S 1 V 1 1 J V V 1 0.23 S 021 Tangible

Common Equity/Tangible Assets (1) Tangible stockholders’

equity $ 201,020 $ 195,011 $ 191.968 $ 182.884 $ 183,685 Tangible

total assets (3) $ 2.458.270 $ 2.489.142 $ 2,339,093 $ 2244.602

S 2,225,914 Tangible Common Equity/Tangible Assets

8.18% 7.83% 821% 8.15% 825% (1) The Company believes these

non-GAAP measurements are key indicators of the ongoing earnings pow er of the Company. (2) Excludes the dilutive effect,

if any, of shares of common stock issuable upon exercise of outstanding stock options. 36

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 37